Guinness Atkinson Funds

Guinness Atkinson Alternative Energy Fund

Supplement dated August 18, 2020 to the Prospectus and Statement of Additional Information dated May 1, 2020 and Summary Prospectus dated May 1, 2020

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information (“SAI”) and should be retained and read in conjunction with the Prospectus and SAI.

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On August 14, 2020, the Board of Trustees of the Guinness Atkinson Funds approved the reorganization of Guinness Atkinson Alternative Energy Fund into SmartETFs Sustainable Energy ETF. There will be no change in investment objective, strategies or portfolio management.

A Prospectus/Information Statement with respect to the reorganization will be mailed before the consummation of the reorganization to holders of the fund’s shares as of the record date.